UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016 (June 24, 2016)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On June 24, 2016, management of the Company hosted an Investor Day presentation and webcast with interested investors (the “Investor Day presentation”) to introduce the Company’s leadership team and provide an update on the Company’s transformation process. The file transcript of the Investor Day presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	File transcript of Investor Day presentation organized by management of Greif, Inc. on June 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date: June 29, 2016	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	File transcript of Investor Day presentation organized by management of Greif, Inc. on June 24, 2016.